               Consent, Waiver and Amendment Agreement No. 12 for
                              Lease Agreement and
                       Certain Other Operative Agreements


     THIS CONSENT, WAIVER AND AMENDMENT AGREEMENT NO. 12 (this "Amendment") is made and entered into as of the 27 day of November, 2001, by and among AVIATION SALES COMPANY, a Delaware corporation ("Aviation Sales"), as Construction Agent (the "Construction Agent"); AVIATION SALES COMPANY, as Lessee (the "Lessee"); WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, f/k/a First Security Bank, National Association, not individually, except as expressly stated in the Operative Agreements, but solely as Owner Trustee under the Aviation Sales Trust 1998-1 (the "Owner Trustee"); BANK OF AMERICA, N.A., successor to NationsBank, National Association ("Bank of America"), as a Holder and as a Lender; BANK OF AMERICA, N.A., successor to NationsBank, National Association, as Administrative Agent (the "Agent"); each of the holders party to the Trust Agreement (defined below) (the "Holders"); each of the Lenders party to the Credit Agreement (defined below)(the "Lenders"); and each of the Guarantors party to the Guaranty Agreement (defined below).

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Construction Agent, the Lessee, the Owner Trustee, the Agent, the Lenders and the Holders have entered into the Participation Agreement dated as of December 17, 1998 (as amended, the "Participation Agreement"); and

     WHEREAS, the Owner Trustee, the Lenders and the Agent have entered into the Credit Agreement dated as of December 17, 1998 (as amended, the "Credit Agreement"); and

     WHEREAS, the Holders and the Owner Trustee have entered into the Amended and Restated Trust Agreement dated as of December 17, 1998 (as amended, the "Trust Agreement"); and

     WHEREAS, the Owner Trustee and the Lessee have entered into the Lease Agreement dated as of December 17, 1998 (as amended, the "Lease" or "Lease Agreement"); and

     WHEREAS, Aviation Sales, Subsidiaries of Aviation Sales, and the Agent have entered into the respective Guaranty Agreements (Series A Obligations) dated as of December 17, 1998, February 18, 2000, March 31, 2000 or May 31, 2000, as the case may be, (collectively, the "Series A Guaranty Agreement"); and the Subsidiaries of Aviation Sales and the Owner Trustee have entered into the respective Guaranty Agreements (Lessee Obligations) dated as of December 17, 1998, February 18, 2000, March 31, 2000 or May 31, 2000, as the case may be, (collectively, the "Lessee Guaranty Agreement", and collectively with the Series A Guaranty Agreement and any other Guaranty Agreement (as defined in the Participation Agreement), the "Guaranty Agreement" or "Guaranty"); and

     WHEREAS, the Lessee has informed the Owner Trustee, the Holders, the Agent and the Lenders that certain Events of Default have occurred and are continuing; and

     WHEREAS, the Lessee has requested that the Owner Trustee, the Holders, the Agent and the Lenders forbear from exercising their rights and remedies with respect to certain Events of Default as described herein and in the August 2001 Forbearance Letter (as defined herein); and

     WHEREAS, the Lessee has requested that the Owner Trustee, the Holders, the Agent and the Lenders waive certain Events of Default as described herein; and

     WHEREAS, the Lessee and its Subsidiaries have requested the consent of the Agent, the Owner Trustee, the Lenders and the Holders to (i) certain amendments to the Existing Aviation Sales Credit Agreement, (ii) certain modifications to the indentures and guaranties relating to the Senior Subordinated Notes, and
(iii) certain transactions relating to the issuance by Aviation Sales of convertible PIK Notes and a rights offering by Aviation Sales, all as described below; and

     WHEREAS, the parties hereto desire to amend the Participation Agreement, the Lease Agreement and certain other Operative Agreements in the manner herein set forth;

     NOW, THEREFORE, the Construction Agent, the Lessee, the Owner Trustee, the Holders, the Agent and the Lenders do hereby agree as follows:

     1.  Definitions.  The terms "Participation Agreement", "Lease" and "Lease
         -----------
Agreement" as used herein and in the Operative Agreements (as defined in the Participation Agreement) shall mean such agreements as hereby amended and modified, and as further amended, modified, supplemented or restated from time to time in accordance with the terms thereof. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefore in the Participation Agreement.

     2.  Consents and Waivers.  Effective upon the satisfaction of the
         --------------------
conditions set forth in Section 5 hereof:
                        ---------

          (a) the Agent, the Owner Trustee, the Holders and the Lenders hereby consent to the amendment of or supplement to (i) that certain Indenture dated as of February 17, 1998 between Aviation Sales and SunTrust Bank, Central Florida, National Association, as trustee, as heretofore amended or supplemented, under which the Senior Subordinated Notes have heretofore been issued and are outstanding and (ii) the Senior Subordinated Notes Guaranties, in each instance, as applicable, on the terms and conditions described and set forth in that certain Schedule 14A Preliminary Proxy Statement filed by Aviation Sales with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act on September 28, 2001 and that certain Registration Statement on Form S-4, as amended by Amendment No.1 filed on October 2, 2001, filed by Aviation Sales with the Securities and Exchange Commission, subject only changes that are nonsubstantive and nonmaterial, provided, however, that such consent is
                                     --------  -------
     conditioned upon and subject to the amendment or supplement including the terms and changes described in Exhibit F, such terms and changes to be in form and substance
                  ---------
     satisfactory to the Agent;

          (b) the Agent, the Owner Trustee, the Lenders and the Holders hereby consent to the issuance by Aviation Sales of 8% senior subordinated convertible PIK notes due 2006 (the "PIK Notes") subject to the terms and conditions of an indenture (the "PIK Indenture), senior subordinated notes and guaranties by the obligors under the Senior Subordinated Notes Guaranties as described and set forth in that certain Schedule 14A Preliminary Proxy Statement filed by Aviation Sales with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act on September 28, 2001, and that certain Registration Statement on Form S-4, as amended by Amendment No. 1 filed on October 2, 2001 by Aviation Sales with the Securities and Exchange Commission, subject only changes that are nonsubstantive and nonmaterial, provided, however, that such consent is
                                     --------  -------
     conditioned upon and subject to the PIK Indenture including the terms and changes described in Exhibit F, such terms and changes to be in form and
                          ---------
     substance satisfactory to the Agent;

          (c) the Agent, the Owner Trustee, the Lenders and the Holders hereby consent to the amendment of Aviation Sales's Organizational Documents to accommodate and effect the rights offering on the terms and conditions set forth in that certain Form S-1 Registration Statement filed by Aviation Sales with the Securities and Exchange Commission under the Securities Act on September 28, 2001, subject only to changes that are nonsubstantive and nonmaterial;

          (d) the Agent, the Owner Trustee, the Lenders and the Holders hereby consent to the use by Aviation Sales of Net Cash Proceeds of Issuance of Equity Securities (as such term is defined in the Existing Aviation Sales Credit Agreement) obtained in connection with the rights offering referenced in Section 2(c) above, to (i) make the payment required in connection with the transaction referenced in Section 2(b) above, (ii) pay transaction cost associated with the transactions referenced in Sections 2(a) above, and (iii) for working capital purposes of Aviation Sales and its Subsidiaries, in lieu of making the mandatory prepayments required under section 4.01(b) of the Existing Aviation Sales Credit Agreement and reductions of Revolving Credit Commitments (as such term is defined in the Existing Aviation Sales Credit Agreement) otherwise required under section 4.01(b) of the Existing Aviation Sales Credit Agreement;

          (e) the Agent, the Owner Trustee, the Lenders and the Holders hereby consent to the Change of Control, if any, occasioned by consummation of the transactions referenced in Section 2(a) above;

          (f) the Agent, the Owner Trustee, the Lenders and the Holders hereby consent to the extension until March 31, 2002 (the "Extended Forbearance Period") of the Forbearance Period (as defined in that certain letter dated August 16, 2001 (the "August 2001 Forbearance Letter") with respect to the forbearance of the Agent, the Owner Trustee, the Lenders and the Holders from exercising rights and remedies with respect to the Events of Default specifically identified in the August 2001 Forbearance Letter, such extension subject to the conditions attached hereto as Exhibit C; provided,
                                                            ---------- --------
     however, that the existing Events of Default subject to the Extended
     -------
     Forbearance Period shall not be
     deemed cured (i) as a result of any waiver by (x) the trustee for the Senior Subordinated Notes, (y) the holders of the Senior Subordinated Notes or (z) the lenders under the Citicorp Loan Documents or (ii) as a result of the payment of interest which was due on August 15, 2001 with respect to the Senior Subordinated Notes; and such Events of Default shall continue to exist during and after the Forbearance Period and the Extended Forbearance Period whether or not the underlying defaults (including payment of such interest) under the Senior Subordinated Notes, Subordinated Debt Indenture and related documents or the Citicorp Loan Documents have been waived or cured;

          (g) the Agent, the Owner Trustee, the Lenders and the Holders hereby consent to the amendment of the Existing Aviation Sales Credit Agreement on the terms and conditions referenced on or attached as Exhibit B and made a
                                                           ---------
     part hereof;

          (h) the Agent, the Owner Trustee, the Holders and the Lenders hereby
     (i) waive the Events of Default arising under Sections 28.3.1 and 28.3.5 of
                                                   ---------------     ------
     the Lease Agreement due to the incurrence by Aviation Sales of Indebtedness under that certain Accommodation Obligation described in Exhibit D, and
                                                              ---------
     (ii) waive the rights and remedies of the Agent, the Owner Trustee, the Lenders and the Holders arising due to the Event of Default described in clause (i) above;

          (i) the Owner Trustee, the Lenders and the Holders hereby (i) waive the Events of Default arising under Section 17.1(a) of the Lease Agreement
                                         ---------------
     due to the failure of Aviation Sales to make timely payments of the Basic Rent that was due on September 17, 2001 (which was subsequently paid to the Agent), the Basic Rent that was due on October 17, 2001 and the Basic Rent that was due on November 17, 2001 and (ii) waive the rights and remedies of the Agent, the Owner Trustee, the Lenders and the Holders arising due to the Event of Default described in clause (i) above;

          (j) the Agent, the Owner Trustee, the Lenders and the Holders hereby
     (i) waive the Event of Default arising under Section 28.1.1(e) of the Lease
                                                  -----------------
     Agreement due to the failure of Aviation Sales to deliver the management letter from their independent accountants for the Fiscal Year ended in 2000, which delivery date had previously been extended to September 30, 2001, (ii) waive the Event of Default arising under Sections 17.1(g) and
                                                         --------------------
     28.1.1(b) due to the failure of Aviation Sales to deliver the Financial
     ---------
     Statements required for the Fiscal Quarter ended September 30, 2001;

     provided that such Financial Statements are delivered to the Agent, the
     -------- ----
     Owner Trustee, the Lenders and the Holders by November 30, 2001, (iii) waive the Event of Default arising under Sections 17.1(g) and 28.1.1(f) due
                                              ------------------------------
     to the failure of Aviation Sales to deliver the financial projections required for the Fiscal Quarter ended September 30, 2001; provided that
                                                               -------- ----
     such projections are delivered to the Agent, the Owner Trustee, the Lenders and the Holders by November 30, 2001, and (iv) waive the rights and remedies of Agent, the Owner Trustee, the Lenders and the Holders arising due to the Events of Default described in clauses (i), (ii) and (iii) above;

          (k) the Owner Trustee, the Lenders and the Holders hereby (i) waive the Default arising under Section 17.1(d) of the Lease Agreement due to the
                               ---------------
     failure of Aviation Sales to pay the restructuring fee in the amount of $171,198.89 required by Section 5(f) of Amendment No. 7 when due on October
                            -------------
     15, 2001 and (ii) waive the rights
     and remedies of the Agent, the Owner Trustee, the Lenders and the Holders arising due to the Default described in clause (i) above; provided,
                                                               --------
     however, that such waiver is conditioned upon the payment of the
     -------
     restructuring fee in nine (9) equal monthly installments of $19,022.10, with the first such payment being made on November 27, 2001, and a payment being due and payable on the 17th day of each calendar month thereafter through and including July 17, 2002. Failure to make each payment on the date due and payable shall be an immediate Event of Default; and

          (l) the Owner Trustee, the Lenders and the Holders hereby (i) waive the Event of Default arising under Section 17.1(n) of the Lease Agreement
                                        ---------------
     due to the failure of Aviation Sales to pay the fee due under section 5.02(f) of the Existing Aviation Sales Credit Agreement which was due and payable on November 14, 2001 and which failure to pay resulted in an event of default under the Existing Aviation Sales Credit Agreement and (ii) waive the rights and remedies of the Agent, the Owner Trustee, the Lenders and the Holders arising due to the Event of Default described in clause (i) above.

     The consents and waivers contained in this Section 2 are granted only for
                                                ---------
the specific instances described herein and are not intended to create a course of dealing or otherwise impair the future ability of the Lessor, the Agent, any Lender or any Holder to declare an Event of Default or otherwise enforce the terms of any Operative Agreement. The waivers contained in this Section 2 are
                                                                 ---------
limited to those Events of Default described in paragraphs (h), (i), (j), (k) and (l) of this Section. Neither of such waivers nor any of the consents contained in this Section 2 is intended to be nor shall it be construed to be a
                  ---------
general waiver of any other Event of Default or an alteration of any of the terms or conditions of any Operative Agreement.

     3.  Amendments to the Participation Agreement and the Lease Agreement.  The
         -----------------------------------------------------------------
Participation Agreement and the Lease Agreement are hereby amended as follows:

          (a) The definition of "Maturity Date" in Appendix A to the Participation Agreement is amended in its entirety, so that as amended it shall read as follows:

               " `Maturity Date' shall mean July 31, 2002, or such earlier date as the Lease may terminate in accordance with the terms of the Operative Agreements."

          (b) The following definition of "Amendment No. 12" is added to Appendix A to the Participation Agreement:

               " `Amendment No. 12' shall mean that certain Consent, Waiver and Amendment Agreement No. 12 for Lease Agreement and Certain Other Operative Agreements dated as of November 27, 2001, among the Construction Agent, the Lessee, the Owner Trustee, Bank of America as a Holder and Lender, the Agent, and the Guarantors parties thereto.

          (b) Section 2.2 of the Lease Agreement is amended by deleting the phrase "December 17, 2003" and inserting in its place the phrase "July 31, 2002".

          (c) The Lease Agreement is further amended by adding the provision described in Exhibit G hereto.
                  ---------

     4.  Representations, Warranties and Covenants.  The Lessee and the
         -----------------------------------------
Construction Agent hereby represent, warrant and covenant that:

          (a) The representations and warranties made by the Lessee and the Construction Agent in Section 7 of the Participation Agreement are true on and as of the date hereof with the same effect as though made on and as of the date hereof (except to the extent that the representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true as of such date).

          (b) The audited consolidated financial statements of each of the Construction Agent and the Lessee as of December 31, 2000, copies of which have been furnished to the Agent and the Owner Trustee, were prepared in accordance with GAAP and fairly present the financial condition of each of the Construction Agent and the Lessee and their Subsidiaries on a consolidated basis as of such date and their consolidated results of operations for the fiscal year then ended. Neither Aviation Sales nor any Guarantor or any Subsidiary of Aviation Sales has as of the date any Accommodation Obligation, contingent liability or liability for any taxes, long-term leases or commitments, not disclosed in writing to the Agent, the Lenders and the Holders prior to the date hereof.

          (c) The business and properties of the Lessee and the Construction Agent and the Guarantors and the Subsidiaries of Aviation Sales are not, and since the Initial Closing Date have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workmen, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts;

          (d) No event has occurred and no condition exists on the date hereof which, after giving effect to this consent and waiver agreement and the consent of the lenders under the Citicorp Loan Documents, constitutes or will constitute a Default or an Event of Default on the part of the Lessee or the Construction Agent or any Guarantor or any Subsidiary of Aviation Sales under the Participation Agreement or any other Operative Agreement, either immediately or with the lapse of time or the giving of notice, or both, except those Defaults or Events of Default which are subject to forbearance in accordance with Section 2(f) hereof. Since December 31, 2000, no event has occurred with respect to the Lessee, the Construction Agent or any Guarantor or any Subsidiary of Aviation Sales which has resulted, or is reasonably likely to result, in a Material Adverse Effect.

          (e) There is as of the date hereof no action, suit, proceeding, claim, investigation or arbitration before or by any Governmental Authority or private arbitrator pending or, to the knowledge of Aviation Sales, threatened against Aviation Sales, any Guarantor or any Subsidiary of Aviation Sales or any of their respective Assets (i) challenging the validity or the enforceability of any of the Operative Agreements, (ii) which will, or is reasonably likely to, result in any Material Adverse Effect, or (iii) under the Racketeering Influenced and Corrupt Organizations Act or any similar federal or state statute or law under any jurisdiction outside of the United States where such Person is a defendant in a criminal indictment that provides for the forfeiture of assets to any

     Governmental Authority as a criminal penalty. There is as of the date hereof no material loss contingency within the meaning of GAAP which has not been reflected in the Financial Statements of Aviation Sales and its Subsidiaries. Neither Aviation Sales nor any Guarantor or any Subsidiary of Aviation Sales is as of the date hereof subject to or in default with respect to any final judgment, writ, injunction, restraining order or order of any nature, decree, rule or regulation of any court or Governmental Authority which will, or is reasonably likely to, result in a Material Adverse Effect.

     This Amendment Agreement shall be deemed to be an Operative Agreement and any violation of a covenant contained herein shall be a violation of an Operative Agreement.

     5.  Conditions.  The effectiveness of this Amendment Agreement, and any
         ----------
consent or waiver contained herein, shall be subject to fulfillment of the following conditions:

          (a) The Agent shall have received on the date hereof, in form and substance satisfactory to the Agent, the following:

               (i)    a fully-executed original of this Amendment Agreement;

               (ii) an executed amendment, consent and waiver to the Existing Aviation Sales Credit Agreement (the "Citicorp Amendment") in the form of Exhibit B attached hereto; and all conditions to the effectiveness
             ---------
          of such waiver and forbearance extension shall have been satisfied;

               (iii) an executed original of the Fifth Modification to the Memorandum of Lease in the form of Exhibit A attached hereto;
                                             ---------

               (iv) evidence of the payment of all fees and amounts set forth in Exhibit D attached hereto;
             ---------

               (v) an opinion of outside counsel to the Lessee and the Guarantors, addressed to the Agent, the Owner Trustee and the Lenders and Holders, including without limitation (A) an opinion of such counsel with respect to noncontravention of the Citicorp Loan Documents and agreements under which the Senior Subordinated Notes have been issued, by this Consent Agreement, and the instruments and documents executed by the Lessee, Construction Agent and Guarantors in connection herewith, and (b) an opinion to the effect that the execution, delivery and performance of this Consent Agreement will not affect the priority of any Lien in favor of the Owner Trustee or the Agent (on behalf of itself, any Lender or any Holder) that exists under the Operative Agreements (which opinion may be included in the opinion referred to in clause (v)(A) above);

               (vi) a certificate of the Secretary or an Assistant Secretary of each of the Lessee and each Guarantor in such form as is reasonably acceptable to the Agent attaching and certifying as to (A) the resolutions of the Board of Directors of Lessee or such Guarantor (as the case may be) duly authorizing the execution, delivery and performance by Lessee or such Guarantor (as the case may be) of this Consent Agreement and each of the other Operative Agreements delivered in connection with this Consent Agreement to which such Lessee or Guarantor is or will be a party, (B) the fact that neither its certificate of incorporation nor its bylaws have been changed from the versions that were certified and delivered to the Agent on the Initial Closing Date (or if they have been changed, such certificate of incorporation or by-laws certified as of a recent date by the Secretary of State of the State of its incorporation), and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf this Consent Agreement and each of the other Operative Agreements delivered in connection with this Consent Agreement to which such Lessee or Guarantor is a party;

               (vii) payment in full of all Basic Rent and Supplemental Rent (including without limitation the Basic Rent that was due on October 17, 2001) due and owing in accordance with the terms of the Lease Agreement; and

               (viii) any additional agreements, instruments or documents which it may reasonably request in connection herewith;

          (b) With respect to the waiver described in Section 2(j) above, such
                                                      ------------
     waiver is conditioned upon a copy of the subject management letter being delivered to the Agent promptly upon Aviation Sales's or any of its Subsidiaries' receipt of such management letter from Aviation Sales's accountants;

          (c) Within ninety (90) days after the date hereof, the Agent shall obtain (at Lessee's sole expense) an Appraisal of the Property;

          (d) The correctness in all material respects of the representations and warranties of the Owner Trustee, Construction Agent and the Lessee contained herein and in each of the Operative Agreements;

          (e) No material adverse change shall have occurred in the business, assets, management, operations, financial condition or prospects of Aviation Sales or any Guarantor or any Subsidiary of Aviation Sales since December 31, 2000;

          (f) Except as described in Amendment Nos. 7-10 and amendment nos. 4-7 to the Existing Aviation Sales Credit Agreement or in this Consent Agreement or the Citicorp Waiver, since December 31, 2000, no permit, agreement, lease, or license which, in the judgment of the Agent, is material to the business, operations or employee relations of Aviation Sales or any Guarantor or any Subsidiary of Aviation Sales, including without limitation, any agreement relating to the Existing Aviation Sales Credit Agreement or the Senior Subordinated Notes (as defined in the Existing Aviation Sales Credit Agreement), shall have been terminated, modified, revoked, breached, or declared to be in default, or if breached or declared to be in default during such period, such breach or default shall have been cured or waived on terms satisfactory to the Agent and Lenders;

          (g) Lenders and Holders shall have reviewed all litigation pending or threatened against Aviation Sales or any Guarantor or any Subsidiary of Aviation Sales and determined to their satisfaction that no Material Adverse Effect will, or is reasonably likely to, result from the existence thereof; and

          (h) None of the members of Aviation Sales' Board of Directors as of December 31, 2000 (except Dale Baker, Harold Woody and Robert Alpert), shall have ceased acting as members of such Board of Directors.

     6.  Release.
         -------

          (a) Aviation Sales and its Subsidiaries acknowledge that they have no existing defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of their or the Owner Trustee's respective liability to pay or perform any obligations pursuant to any of the Operative Agreements or any other documents which evidence or secure any obligations owed under any Operative Agreement. In consideration for the execution of this Amendment Agreement, each of Aviation Sales and each of its Subsidiaries hereby releases and forever discharges, Bank of America, the Agent, the Lenders, the Holders and the Owner Trustee and all of their respective officers, directors, employees, Affiliates and agents (collectively, the "Released Parties") from any and all actions, causes of action, debts, dues, claims, demands, liabilities and obligations of every kind and nature, both in law and in equity, known or unknown, whether heretofore or now existing, liquidated or unliquidated, matured or unmatured, fixed or contingent (collectively, the "Release Claims"), which might be asserted against any of the Released Parties. This Release applies to all matters arising out of or relating to the Operative Agreements, any Property, any obligations due under any of the Operative Agreements and this Consent Agreement, commitment letters with respect to other loan facilities, and the lending and borrowing relationships, and (to the extent any Release Claims relating to such deposit relationships are now known to Aviation Sales or any of its Subsidiaries) the deposit relationships, between Aviation Sales or its Subsidiaries, and Bank of America, the Agent, the Lenders, the Holders and the Owner Trustee, including the administration, collateralization and funding thereof. Each of Aviation Sales and each of its Subsidiaries further agrees not to bring any action in any judicial, administrative or other proceeding against the Released Parties, or any of them, alleging any such Release Claim or otherwise arising in connection with any such Release Claim. Without limiting the generality of the foregoing, Aviation Sales and its Subsidiaries release any claims they may have for any overpayment of interest or Rent prior to the date hereof, and agree that any such claim shall be deemed a Release Claim for the purpose of this Agreement.

          (b) It is the intent of the parties that except as otherwise set forth herein, the foregoing release shall be effective as a full and final accord and satisfaction of all claims hereby released and each of Aviation Sales and each of its Subsidiaries hereby agrees, represents and warrants that the matters released herein are not limited to matters which are known or disclosed. In this connection, each of Aviation Sales and each of its Subsidiaries hereby agrees, represents and warrants that it realizes and acknowledges that factual matters now existing and unknown to it may have given or may hereafter give rise to Release Claims, which are presently unknown, unsuspected, unliquidated, unmatured and/or contingent, and it further agrees, represents and warrants that this release has been negotiated and agreed upon in view of that realization. Nevertheless, Aviation Sales and its Subsidiaries hereby intend to release, discharge and acquit the Released Parties of and from any such unknown, unsuspected, unliquidated, unmatured and/or contingent Release Claims, which are in any way set forth in or related to the matters identified above in this Section
                                                                         -------
     6. Aviation Sales and its Subsidiaries hereby explicitly waive the benefits
     -
     of any common law or statutory rule with respect to the release of such Release Claims.

          (c) The acceptance and delivery of this Amendment Agreement by the Agent on behalf of the Released Parties shall not be deemed or construed as an admission of liability with respect to the Release Claims or otherwise by the Released Parties, or any of them, and the Released Parties hereby expressly deny liability of any nature whatsoever arising from or related to the subject of the release contained in this Section 6.
                                                     ---------

          (d) Each of Aviation Sales and each of its Subsidiaries hereby agrees, represents and warrants that: (i) such party has not voluntarily, by operation of law or otherwise, assigned, conveyed, transferred or encumbered, either directly or indirectly, in whole or in part, any right to or interest in any of the Release Claims purported to be released by this Section 6; (ii) such party has had advice of counsel of its own
          ---------
     choosing in negotiations for and the preparation of this Consent Agreement; and (iii) such party is fully aware of the effect of releases such as that contained in this Section 6.
                       ---------

     7.  Entire Agreement.  This Amendment Agreement sets forth the entire
         ----------------
understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

     8.  Full Force and Effect of Operative Agreements.  Except as hereby
         ---------------------------------------------
specifically amended, modified or supplemented, the Participation Agreement, the Lease and all of the other Operative Agreements are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

     9.  Counterparts.  This Amendment Agreement may be executed in one or more
         ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                 [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                             AVIATION SALES COMPANY,
                             as Construction Agent

                             By:________________________________________
                             Name:______________________________________
                             Title:_____________________________________

                             AVIATION SALES COMPANY,
                             as Lessee

                             By:________________________________________
                             Name:______________________________________
                             Title:_____________________________________


                             WELLS FARGO BANK NORTHWEST, NATIONAL
                             ASSOCIATION
                             not individually, except as expressly stated under the Operative Agreements, but solely as Owner Trustee under the Aviation Sales Trust 1998-1

                             By:________________________________________
                             Name:______________________________________
                             Title:_____________________________________


                             BANK OF AMERICA, N.A., as a Holder and as a Lender

                             By:________________________________________
                             Name:______________________________________
                             Title:_____________________________________


                             BANK OF AMERICA, N.A., as Administrative
                             Agent

                             By:________________________________________
                             Name:______________________________________
                             Title:_____________________________________


                            SIGNATURE PAGE 1 OF 3

                             JOINDER BY GUARANTORS
                             ---------------------

The undersigned Guarantors hereby join in and consent to this Amendment
Agreement.

                             AVIATION SALES COMPANY
                             AVS/M-1, INC. (formerly AVIATION SALES
                               MANUFACTURING COMPANY)
                             AVIATION SALES PROPERTY
                               MANAGEMENT  CORP.
                             AVIATION SALES FINANCE COMPANY
                             TIMCO ENGINE CENTER, INC.
                             AVS/M-2, INC (formerly AVS/KRATZ-WILDE
                               MACHINE COMPANY)
                             AVS/M-3, INC. (formerly APEX MANUFACTURING, INC.) AEROCELL STRUCTURES, INC.
                             AVIATION SALES DISTRIBUTION
                               SERVICES COMPANY
                             AVIATION SALES LEASING COMPANY
                             WHITEHALL CORPORATION
                             TRIAD INTERNATIONAL MAINTENANCE
                               CORPORATION (successor in interest to Aero
                               Corporation and Aero Corp Macon, Inc.)
                             AVIATION SALES MAINTENANCE, REPAIR &
                               OVERHAUL COMPANY
                             CARIBE AVIATION, INC.
                             AIRCRAFT INTERIOR DESIGN, INC.
                             AERO HUSHKIT CORPORATION
                             HYDROSCIENCE, INC.
                             TIMCO ENGINEERED SYSTEMS, INC.


                             By:________________________________________
                             Name:______________________________________
                             Title:________________ of each of the foregoing
                                   Guarantors

                             AVSRE, L.P.
                             By: Aviation Sales Property Management Corp.,
                                 its general partner

                             By:________________________________________
                             Name:______________________________________
                             Title:_____________________________________


                             SIGNATURE PAGE 2 OF 3

                             AVIATION SALES SPS I, INC.



                             By:________________________________________
                             Name:______________________________________
                             Title:_____________________________________





                             SIGNATURE PAGE 3 OF 3